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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 25, 2001
                                                  ------------------------------



                        NIAGARA MOHAWK POWER CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



           NEW YORK                  1-2987                15-0265555
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    (State or Other               (Commission            (IRS Employer
    Jurisdiction of               File Number)         Identification No.)
     Incorporation)



300 Erie Boulevard West, Syracuse, NY                                   13202
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code     315-474-1511
                                                    ----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.     OTHER EVENTS.

            On September 25, 2001, Niagara Mohawk Power Corporation (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Salomon Smith Barney Inc., as Representative of the several underwriters named in Schedule I to the Underwriting Agreement, related to the offering and sale of $300,000,000 aggregate principal amount of 5.375% Senior Notes due 2004 (the "Notes").

            The Notes will be issued as a separate series of debt securities under an indenture dated as of May 12, 2000, by and between the Company and The Bank of New York as Trustee (the "Trustee"), as supplemented by a Second Supplemental Indenture by and between the Company and the Trustee scheduled to be executed on September 28, 2001, in the form attached as Exhibit 1.2 hereto. The offering and sale of the Notes is scheduled to be consummated on September 28, 2001, with the total proceeds to the Company being $298,809,000. Expenses payable by the Company in connection with the offering of the Notes are estimated at approximately $435,000.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Exhibits
            1.1 Underwriting Agreement, dated September 25, 2001, by and between Niagara Mohawk Power Corporation and Salomon Smith Barney Inc., as Representative of the several underwriters named in Schedule I to the Underwriting Agreement.

            1.2 Form of Second Supplemental Indenture, between Niagara Mohawk Power Corporation and The Bank of New York, as Trustee.



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                                   SIGNATURES

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NIAGARA MOHAWK
                                           POWER CORPORATION




Dated:  September 27, 2001              By: /s/ Steven W. Tasker
                                           ----------------------------
                                           Name:  Steven W. Tasker
                                           Title: Vice-President-Controller


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                                INDEX TO EXHIBITS

EXHIBIT NO.         EXHIBIT
-----------         -------
    1.1             Underwriting Agreement, dated September 25, 2001, by
                    and between Niagara Mohawk Power Corporation and
                    Salomon Smith Barney Inc., as Representative of the several underwriters named in Schedule I to the Underwriting Agreement.

    1.2 Form of Second Supplemental Indenture, by and between Niagara Mohawk Power Corporation and The Bank of New York, as Trustee.